UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018

SPAR Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-27408 (Commission File No.)	33-0684451 (IRS Employer Identification No.)

333 Westchester Avenue, South Building, Suite 204, White Plains, NY	10604
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (914) 332-4100
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.02 Termination of a Material Definitive Agreement.

On May 23, 2018, SPAR Marketing Force, Inc. ("SMF"), a subsidiary of SPAR Group, Inc. ("SGRP" or the "Registrant"), gave to SPAR Business Services, Inc. ("SBS"), a Notice of Cessation of Use of SBS Services (the "Notice") specifying on or before August 15, 2018, as the currently anticipated date by which the SMF will cease using SBS's services. As used in its SEC filings, the "Company" means, collectively, SGRP and its direct and indirect subsidiaries (including SMF).

SMF has been executing the services SMF provides to its domestic clients primarily through field merchandising, auditing, assembly and other field personnel (each a "Field Specialist"), substantially all of whom have been independent contractors provided by SBS pursuant to an arrangement between them since their formal contract expired on November 30, 2014. SBS is an affiliate of SGRP but is not under the control or part of the consolidated SGRP companies. The sole stockholders of SBS are Mr. Robert G. Brown, a major stockholder and through May 3, 2018, the Chairman and a Director of SGRP, and Mr. William H. Bartels, a Director, Vice Chairman and a major stockholder of SGRP., and each of whom is considered an affiliate and related party of the Company. For more information respecting the SBS arrangement and services and the related party transactions thereunder, please see Note 5 to Condensed Consolidated Financial Statements– Related Party Transactions - Domestic Related Party Services, in SGRP's Quarterly Report on Form 10-Q for its fiscal quarter ended March 31, 2018, as filed with the SEC on May 15, 2018 (the "Quarterly Report"), and Note 11 to the Company's Consolidated Financial Statements – Related Party Transactions - Domestic Related Party Services, in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2017, as filed with the SEC on April 2, 2018 (the "Annual Report").

Although the Company (including SMF) may bring certain Field Specialists in-house from time to time, SMF has negotiated and entered into a non-exclusive agreement with an independent third party vendor to provide substantially all of the domestic the Field Specialists used by SMF, beginning on or before August 15, 2018.  SMF believes its agreement with its new supplier will be beneficial to the Company in many ways.

SMF expects a smooth and seamless transition to such new vendor and its Field Specialists that will provide the Company with continuity of great execution and be virtually unnoticeable to the Company's Clients.

A copy of the Notice is attached hereto and filed herewith as Exhibit 10.1 and is hereby incorporated herein by reference.

Item 8.01. Other Events.

SMF also has negotiated and entered into a non-exclusive agreement with another independent third party vendor to provide substantially all of the domestic Field Administrators used by SMF beginning on or before August 1, 2018.  Please see SGRP's Report on Form 8-K as filed with the SEC on May 10, 2018 (which is hereby incorporated herein by reference).

Forward Looking Statements

This Current Report on Form 8-K and the attached Notice (this "Current Report"), contain "forward-looking statements" within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, made by, or respecting, SPAR Group, Inc. ("SGRP") and its subsidiaries (together with SGRP, the "SPAR Group" or the "Company"), and this Current Report has been filed by SGRP with the Securities and Exchange Commission (the "SEC"). There also are "forward-looking statements" contained in SGRP's Annual Report on Form 10-K for its fiscal year ended December 31, 2017 (as filed, the "Annual Report"), as filed with the SEC on April 2, 2018, in SGRP's definitive Proxy Statement respecting its Annual Meeting of Stockholders held on May 2, 2018, as filed with the SEC on April 18, 2018 (the "Proxy Statement"), and SGRP's Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports and statements as and when filed with the SEC (including this Current Report, the Annual Report and the Proxy Statement, each a "SEC Report"). "Forward-looking statements" are defined in Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and other applicable federal and state securities laws, rules and regulations, as amended (together with the Securities Act and Exchange Act, the "Securities Laws").

All statements (other than those that are purely historical) are forward-looking statements. Words such as "may," "will," "expect," "intend", "believe", "estimate", "anticipate," "continue," "plan," "project," or the negative of these terms or other similar expressions also identify forward-looking statements. Forward-looking statements made by the Company in this Current Report or the Annual Report may include (without limitation) statements regarding: risks, uncertainties, cautions, circumstances and other factors ("Risks"); and plans, intentions, expectations, guidance or other information respecting the anticipated timing of completion of and savings from switching Field Specialist vendors, the Company's expectations of a smooth and seamless transition to and benefits expected from such new vendor, and the pursuit or achievement of the Company's five corporate objectives (growth, customer value, employee development, greater productivity & efficiency, and increased earnings per share), building upon the Company's strong foundation, leveraging compatible global opportunities, growing the Company's client base and contracts, continuing to strengthen its balance sheet, growing revenues and improving profitability through organic growth, new business development and strategic acquisitions, and continuing to control costs. The Company's forward-looking statements also include (without limitation) those made in the Annual Report in "Business", "Risk Factors", "Legal Proceedings", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Directors, Executive Officers and Corporate Governance", "Executive Compensation", "Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters", and "Certain Relationships and Related Transactions, and Director Independence".

You should carefully review and consider the Company's forward-looking statements (including all risk factors and other cautions and uncertainties) and other information made, contained or noted in or incorporated by reference into this Current Report, the Annual Report, the Proxy Statement and the other applicable SEC Reports, but you should not place undue reliance on any of them. The results, actions, levels of activity, performance, achievements or condition of the Company (including its affiliates, assets, business, clients, capital, cash flow, credit, expenses, financial condition, income, liabilities, liquidity, locations, marketing, operations, performance, prospects, sales, strategies, taxation or other achievement, results, risks, trends or condition) and other events and circumstances planned, intended, anticipated, estimated or otherwise expected by the Company (collectively, "Expectations"), and our forward-looking statements (including all Risks) and other information reflect the Company's current views about future events and circumstances. Although the Company believes those Expectations and views are reasonable, the results, actions, levels of activity, performance, achievements or condition of the Company or other events and circumstances may differ materially from our Expectations and views, and they cannot be assured or guaranteed by the Company, since they are subject to Risks and other assumptions, changes in circumstances and unpredictable events (many of which are beyond the Company's control). In addition, new Risks arise from time to time, and it is impossible for the Company to predict these matters or how they may arise or affect the Company. Accordingly, the Company cannot assure you that its Expectations will be achieved in whole or in part, that it has identified all potential Risks, or that it can successfully avoid or mitigate such Risks in whole or in part, any of which could be significant and materially adverse to the Company and the value of your investment in the Company's Common Stock.

These forward-looking statements reflect the Company's Expectations, views, Risks and assumptions only as of the date of this Current Report, and the Company does not intend, assume any obligation, or promise to publicly update or revise any forward-looking statements (including any Risks or Expectations) or other information (in whole or in part), whether as a result of new information, new or worsening Risks or uncertainties, changed circumstances, future events, recognition, or otherwise.

Item 9.01.          Financial Statements and Exhibits.

(c)	Exhibits:

10.1	Notice of Cessation of Use of SBS Services Anticipated on or before August 15, 2018, and dated May 23, 2018, from SPAR Marketing Force, Inc., to SPAR Business Services, Inc. (as filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPAR Group, Inc.
Date: May 25, 2018
	By:	/s/ James R. Segreto
James R. Segreto, Chief Financial Officer